UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported) October 17, 2008

So Act Network, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-51886	5715 Will Clayton Parkway, #6572 Humble, TX 77338	26-3534190
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(847) 565-9732
 (Registrant's telephone number, including area code)

43010, Inc.
4400 Route 9 South, #1000
Freehold, New Jersey 07728
(732) 446-0546
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURTIES

On October 7, 2008, we issued 44,900,000 shares of common stock of 43010, Inc to Greg Halpern for his services rendered pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On October 7, 2008, pursuant to the terms of a Stock Purchase Agreement, Greg Halpern purchased a total of 100,000 shares of our common stock from Michael Raleigh for an aggregate of $30,000 in cash. The total of 100,000 shares represents 100% of our issued and outstanding common stock at the time of the transfer. As a result, Greg Halpern became our sole shareholder. As part of the acquisition, and pursuant to the Stock Purchase Agreement, the following changes to our Board of Directors have occurred:

•	On October 7, 2008, Michael Raleigh resigned as the President, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors.
•	Also on October 7, 2008, Greg Halpern was appointed as the President, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS.

Michael Raleigh resigned as our President, Chief Executive Officer, and Chief Financial Officer on October 7, 2008. Michael Raleigh also resigned as the Chairman of our Board of Directors on October 7, 2008. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies (including accounting or financial polices) or practices.

Effective October 7, 2008, Greg Halpern was appointed as our President, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors and Karen Halpern was appointed as our Corporate Secretary.

Greg Halpern, 50, Director, President, Chief Executive Officer and Chief Financial Officer

Greg Halpern is the founder and visionary of So Act Network, Inc. Previous to launching So Act as a commercial venture in October 2008, Mr. Halpern co-founded “Ultimate Kindness Towards All Living Creatures on Earth” in 2004, an organization whose purpose was to determine the primary problems in the world and then locate solutions being developed globally that were intended to achieve greater safety and peace by repairing the health of our planet, with the potential to create new industries, jobs and economies of scale.  Mr. Halpern has a history of helping to pioneer innovative new ideas and technologies brought from conceptualization to reality through small business ventures. In 1998, Mr. Halpern developed and successfully launched the first and only end-to-end fund raising exclusively over the internet. CNN featured Mr. Halpern and his 2.5 million dollar Regulation A offering on the Jan Hopkins and Lou Dobbs show. From 2002 to 2007, Mr. Halpern was the Chief Executive Officer of Circle Group Holdings Inc. (AMEX: CXN) and Z-Trim Holdings Inc. (AMEX: ZTM). Circle Group was a pioneer of emerging technology companies which provided small business infrastructure, funding and substantial intellectual capital to bring important and timely life-changing technologies to market through all early phases of the commercialization process. Mr. Halpern’s efforts there were focused on acquiring life changing technologies and bringing these products to the marketplace. With 26 years of experience pioneering emerging technologies, Mr. Halpern has acquired substantial experience building all aspects of small business infrastructure, working with computer systems and security technology, public and private financings of over 35 million dollars, sales and marketing, working with regulatory agencies such as the FDA and the SEC, manufacturing traditional goods and technology, inventing, building and securing rights to all aspects of intellectual property, and testifying in congress on small business issues.

Karen Halpern, 41, Corporate Secretary

Karen Halpern is the Corporate Secretary and Marketing Director of So Act Network, Inc. Previous to Mrs. Halpern’s post at So Act, she co-founded “Ultimate Kindness Towards’ All Living Creatures on Earth” in 2004, an organization whose purpose was to determine the primary problems in the world and then locate solutions being developed globally that were intended to achieve greater safety and peace by repairing the health of our planet, with the potential to create new industries, jobs and economies of scale. From 2002 to 2007, Mrs. Halpern served in various capacities at Circle Group Holdings Inc. and Z-Trim Holdings Inc. such as Director of Sales, Director of Human Resources, Director of R & D, Events Planner and Office Manager. As Director of Sales and Director of R & D, Mrs. Halpern worked directly with food companies, schools, business owners and hospitals to help create new food formulas as well as assisting with pricing, availability, and order processing. As Director of Human Resources, Mrs. Halpern was responsible for administration of company insurance and claims. As Office Manager, Mrs. Halpern managed sub-rental space, organized and planned key events, oversaw office personnel, and formulated and catered numerous meetings with food incorporating the company’s product. From 2006-2007, Mrs. Halpern also served as the President of a Circle Group textile subsidiary, Hos-Pillow Corporation where she successfully orchestrated its turn-around to profitability.

Greg Halpern has entered into an employment agreement with us in substantially the form attached as Exhibit 10.1.

As of the date of this filing, there has not been any material plan, contract or arrangement (whether or not written) to which Karen Halpern is a party in connection with this appointment as an officer of 43010, Inc.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On October 15, 2008, we changed our name from 43010, Inc. to So Act Network, Inc. by filing an amendment to the Articles of Incorporation (attached hereto as Exhibit 3.1) with the Delaware Secretary of State.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information
Not applicable.
(c)
Exhibits.
2.1 Stock Purchase Agreement dated as of October 7, 2008 between Greg Halpern and Michael Raleigh.
3.1 Amendment to the Articles of Incorporation Filed on October 15, 2008.
10.1 Employment Agreement with Greg Halpern Effective October 13, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2008	By:	/s/ Greg Halpern
Name: Greg Halpern Title: President, Chief Executive Officer, Chief Financial Officer